AMENDED AND RESTATED
                                WARRANT AGREEMENT
                                -----------------

     THIS AMENDED AND RESTATED WARRANT AGREEMENT (this "Agreement"), dated as of
                                                        ---------
January 24, 2000, by and between TELSCAPE INTERNATIONAL, INC., a Texas corporation (the "Company"), and the Investors identified on Schedule 1 attached
                  -------                                    ----------
hereto  (each  an  "Investor"  and  collectively,  the  "Investors").
                    --------                             ---------

                                R E C I T A L S:
                                ----------------

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is issuing and selling to the Investors Warrants of the Company in the amount set forth on Schedule 1 attached hereto (being referred to herein as
                         ----------
the  "Warrants"),  such  Warrants  initially  entitling  the  holders thereof to
      --------
purchase 207,926 shares of common stock of the Company par value $0.001 per share (the "Common Stock"), subject to adjustment as hereinafter provided (the
              ------------
Common  Stock and, pursuant to Article 7 hereof, such other securities as may be
                               ---------
issuable  upon exercise of the Warrants being referred to herein as the "Warrant
                                                                         -------
Shares");  and
------

     WHEREAS, the Company wishes to define the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the holders of the Warrants (the "Warrantholders");
                                        --------------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS
     SECTION  1.1     Certain  Definitions.  As  used  in  this  Agreement,  the
                      --------------------
following  terms  have  the  meanings  specified  below:

     "Amended  Articles"  means  the  Amended  Articles  of Incorporation of the
      -----------------
Company as amended to include the Certificate of Designation setting forth the rights, preferences and privileges of the Class F Preferred Stock (as defined).

     "Board  of  Directors"  means  the  Board  of  Directors  of  the  Company.
      --------------------

     "Business  Day"  means any day other than Saturday, Sunday or any other day
      -------------
on which banking institutions in the City of Houston, Texas are permitted or required to close.

     "Class  F  Preferred  Stock" means the Class F Convertible Senior Preferred
      --------------------------
Stock,  par  value  $0.001  per  share,  of the Company issued to the Investors.

     "Exchange  Act"  means the Securities Exchange Act of 1934, as amended, and
      -------------
the  rules  and  regulations  promulgated  thereunder.

     "GAAP"  means  United  States  generally accepted accounting principles set
      ----
forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of the determination.

     "Merger"  means  the merger contemplated by that certain Agreement and Plan
      ------
of Merger dated December 31, 1999, as amended, by and among the Company, Pointe Communications Corporation and Pointe Acquisition Corporation (the "Merger
                                                                          ------
Agreement").
---------

     "Person"  means  an  individual,  corporation,  entity,  limited  liability
      ------
partnership or company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "SEC"  means  the  Securities  and  Exchange  Commission  or  any successor
      ---
thereto.

     "Securities  Act"  means  the  Securities  Act of 1933, as amended, and the
      ---------------
rules  and  regulations  promulgated  thereunder.

     "Securities  Purchase  Agreement"  means  that certain Amended and Restated
      -------------------------------
Securities Purchase Agreement by and among the Company and the Investors of even date herewith.

                                    ARTICLE 2

              ISSUANCE, FORM AND EXECUTION OF WARRANT CERTIFICATES

     SECTION  2.1     Issuance  of  Warrants.  The  Warrants shall be originally
                      ----------------------
issued by the Company in connection with the issuance of Class F Preferred Stock pursuant to the Securities Purchase Agreement. The Warrants shall be evidenced by Warrant Certificates (as defined herein), and each Warrant Certificate shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to the registered holder of such Warrants) the number of shares of Common Stock (as may be adjusted pursuant to Article 7 hereof) issuable to such Warrantholder upon
                           ---------
exercise  of  such  Warrants,  at  the  price  specified  herein  and  therein.

     SECTION  2.2     Form of Warrant Certificates.  The certificates evidencing
                      ----------------------------
the  Warrants  (the "Warrant Certificates") shall be in registered form only and
                     --------------------
shall be substantially in the form set forth in Exhibit A attached hereto, shall
                                                ---------
be dated the date on which signed by the Company and may have such letters, numbers or other marks of identification or designation printed, lithographed, engraved or otherwise affixed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or the Securities
Purchase Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

     SECTION  2.3      Execution  of Warrant Certificates.  Warrant Certificates
                       ----------------------------------
shall be executed on behalf of the Company by the president, any vice president or the treasurer of the Company and signed by the secretary or any assistant secretary of the Company and have affixed thereon the seal of the Company. Each such signature and seal may be manual or facsimile.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before countersignature and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned, issued and delivered with the same force and effect as though such person had not ceased to be such officer; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement such person was not such an officer of the Company. Upon countersignature on behalf of the Company and delivery, the Warrant Certificate shall be valid and binding upon the Company, and the Warrantholder thereof shall be entitled to all of the benefits of this Agreement.

                                    ARTICLE 3

                                  REGISTRATION

     SECTION  3.1     Registration.  The  Company  shall number and register the
                      ------------
Warrant  Certificates  in a register (the "Warrant Register") maintained at 2700
                                           ----------------
Post  Oak  Boulevard, Suite 100, Houston, Texas 77056 (the "Office") as they are
                                                            ------
issued by the Company (or such other location as the Company may establish after giving notice thereof to the Warrantholders). The Company shall keep copies of this Agreement available for inspection by the Warrantholders during normal business hours at the Office.

                                    ARTICLE 4

            TRANSFER, EXCHANGE OR REPLACEMENT OF WARRANT CERTIFICATES

     SECTION  4.1     Registration of Transfers.  The Company shall from time to
                      -------------------------
time register the transfer of any outstanding Warrant Certificate on the Warrant Register maintained at the Office, upon surrender thereof (i) accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, (ii) duly endorsed by the registered holder thereof or by such Warrantholder's appointed legal representative or attorney-in-fact, or accompanied by proper evidence of succession, assignment or authority to transfer and (iii) an opinion of counsel that the Warrant was transferred in compliance with all federal and state securities laws. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. Upon any such registration or transfer in such name or names as may be directed in writing by the Warrantholder, the Company shall execute and deliver (or cause to be delivered) a new Warrant Certificate(s) without charge to such Warrantholder, or to the Person or Persons entitled to receive the same, and the surrendered Warrant Certificate shall be canceled by the Company.

     SECTION  4.2  Exchanges  of Warrant Certificates.  Each Warrant Certificate
                   ----------------------------------
may be exchanged at the option of the Warrantholder without charge to such Warrantholder when surrendered to the Company at the Office properly endorsed in the manner described in Section 4.1 hereof for another Warrant Certificate(s) of
                        -----------
like tenor and representing in the aggregate a like number of shares of Common Stock, as may be adjusted pursuant to Article 7 hereof. Thereupon, the Company
                                       ---------
shall execute and deliver to the Person(s) entitled thereto a new Warrant Certificate(s) as so requested. Warrant Certificates surrendered for exchange shall be canceled by the Company.

     SECTION  4.3     Mutilated  or  Missing Warrant Certificates.  In the event
                      -------------------------------------------
that any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing Warrants for a like amount of Warrant Shares, but only, in case of a lost, stolen or destroyed Warrant Certificate, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and, upon the Company's request, evidence of indemnity and bond satisfactory to the Company and the absence of actual notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course. Every substitute Warrant Certificate executed and delivered pursuant to this Section 4.3 in lieu of any lost, stolen or destroyed
                            -----------
warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant
Certificates  duly  executed  and  delivered  hereunder.  The provisions of this
Section  4.3  are  exclusive with respect to the replacement of mutilated, lost,
    --------
stolen  or  destroyed  Warrant  Certificates.

                                    ARTICLE 5

              EXERCISE OF WARRANTS; EXERCISE PRICE; EXERCISE PERIOD

     SECTION  5.1  Exercise  of  Warrants.  Subject  to  the  provisions of this
                   ----------------------
Agreement, each Warrantholder shall have the right to purchase from the Company the number of shares of Common Stock that the Warrantholder may at the time be entitled to purchase on exercise of the Warrants and payment of the Exercise Price (as defined below) for such Warrant Shares.

     SECTION  5.2     Mechanics  of  Exercise.
                      -----------------------

     (a) Subject to the provisions of this Agreement, Warrants may be exercised by the Warrantholder in whole or in part upon surrender at the Office to the Company of the Warrant Certificate(s) evidencing the Warrants, together with the form of election to purchase (the "Election to Purchase"), in the form
                                             --------------------
set  forth  as Exhibit B hereto or in the form set forth as Exhibit C hereto (in
               ---------                                    ------- -
the case of a Warrant Exchange (as defined)), duly completed and signed by such Warrantholder or by such Warrantholder's appointed legal representative or attorney-in--fact and upon payment in full of the Exercise Price for each

Warrant exercised (except in the case of a Warrant Exchange). Payment of the aggregate Exercise Price shall be made by certified or official bank check payable to the order of the Company or by wire transfer to an account designated by the Company.

     (b) Upon due exercise of the Warrants and surrender of the Warrant Certificate, duly completed and signed, and payment of' the Exercise Price as aforesaid, the Company shall cause to be issued to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate in the Election to Purchase, the Warrant Shares so purchased. In lieu of delivering physical certificates representing the Warrant Shares, provided the Company's transfer agent is participating in the Depositary Trust Issuer Fast Automated Securities Transfer ("FAST") program, upon request of the
                                   ----
Warrantholder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise of the Warrants to the holder by crediting the account of the Warrantholder's prime broker with Depositary Trust Company through its Deposit Withdrawal Agent Commission system (an "Electronic Transfer"). If all of the items referred to
                         -------------------
in the first sentence of the preceding paragraph are received by the Company at or prior to 1:00 p.m., Texas time, on a Business Day, the exercise of the Warrants to which such items relate will be effective on such Business Day. If all of such items are received after 1:00 p.m., Texas time, on a Business Day, the exercise of the Warrants to which such items relate will be effective on the next Business Day.

     (c)     The  number  and  kind  of Warrant Shares for which Warrants may be exercised  shall  be  subject  to  adjustment  from time to time as set forth in
Article  7  hereof.
----------

     (d) The Warrants shall be exercisable as provided herein at the election of the Warrantholder in whole or in part. In the event that the holder of a Warrant Certificate shall exercise Warrants with respect to fewer than all the Warrant Shares evidenced thereby, a new Warrant Certificate(s) evidencing the remaining unexercised Warrant Shares shall be issued to such Warrantholder, and the Company is hereby irrevocably authorized to execute and deliver the required new Warrant Certificate(s) pursuant to provisions of Article 2 and
                                                                   ---------
Article  3  of  this  Agreement.
    ------

     (e) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company.

     (f)  All  Warrant  Shares  shall  bear  the  following  legend:

          The shares represented by this certificate were not issued in a transaction registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. The shares represented hereby have been acquired for investment and may not be sold or transferred unless such sale or transfer is covered by an effective registration statement under the Securities Act and applicable state securities laws or, in the written opinion of counsel to the issuer, is exempt from the registration requirements of the Securities Act and such laws.


     SECTION  5.3     Exercise  Price.  The  price at which each of the Warrants
                      ---------------
shall be exercisable in exchange for Warrant Shares shall be $10.00 per Warrant Share (as such price may be adjusted pursuant to Article 7 hereof) (being
                                                        ---------
referred  to  herein  as  the  "Exercise  Price").
                                ---------------

     SECTION  5.4     Exercise Period.  The right to exercise the Warrants shall
                      ---------------
terminate on the date which is the fifth anniversary of the date of issuance of the Warrants (the "Expiration Date"). A Warrantholder may exercise any Warrant
                    ---------------
from the date of issuance up to and including the Expiration Date. The Company shall record the Expiration Date of each Warrant in the Warrant Register.

     SECTION  5.5     Cashless Exercise.
                      ------------------

     (a) At any time prior to the Expiration Date of any Warrants, the Warrantholder may, at its option, exchange such Warrants, in whole or in part (a "Warrant Exchange"), into the number of fully paid and non-assessable Warrant
 -----------------
Shares  determined  in  accordance  with  this  Section 5.5, by surrendering the
 -                                              -----------
Warrant Certificate relating to such Warrants at the Office, accompanied by a notice stating such Warrantholder's intent to effect such cashless exchange, the number of Warrant Shares to be issued upon such Warrant Exchange and the date on which the Warrantholder requests that such cashless Warrant Exchange occur (the "Notice of Exchange"). The cashless Warrant Exchange shall take place on the
 --------------------
date specified in the Notice of Exchange, or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the
                                          -------------
Warrant Shares issuable upon such cashless Warrant Exchange and, if applicable, a new Warrant Certificate of like tenor evidencing the balance of the Warrant Shares remaining subject to the Warrantholder's Warrant Certificate, shall be issued as of the Exchange Date and delivered to the Warrantholder within three Business Days following the Exchange Date, or by Electronic Transfer. In connection with any cashless Warrant Exchange, the Warrantholder's Warrant Certificate shall represent the right to subscribe for and acquire the number of

Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Warrantholder in its Notice of Exchange (the "Total Share Number") less (B) the number of Warrant Shares equal to the
 --------------------
quotient  obtained by dividing (i) the product of the Total Share Number and the
-------
existing Exercise Price per Warrant Share by (ii) the Market Price (as hereafter defined) of a share of Common Stock.

     (b)     As  used in this Section 5.5, the phrase "Market Price" at any date
                              -----------              ------------
shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by the NASDAQ Stock Market National Market ("NASDAQ"), or, if the
                                                            ------
Common Stock is not listed or admitted to trading on any national securities exchange or quoted by NASDAQ, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through NASDAQ or
                                                        ----
similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, any exchange or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.

SECTION  5.6     Mandatory  Exercise.
                 -------------------

     (a) In the event the Market Price of the Common Stock for twenty (20) consecutive trading days is equal to at least $15.00 per share (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations, reclassifications, mergers, consolidations and other similar events), the Company shall have the right to cause the exercise of the Warrants at any time thereafter by the Warrantholders by giving written notice to each Warrantholder of such election (a "Mandatory Exercise Election Notice"); provided that the
                         ----------------------------------
Warrant Shares issuable upon such exercise shall have been Registered (as defined) and listed on each securities exchange, over-the-counter market or on the NASDAQ National Market on which similar Securities issued by the Company are then listed. "Registered" refers to a registration effected by preparing and
                ----------
filing with the SEC, a registration statement in compliance with the Securities Act, as amended, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

     (b) Upon receipt of a Mandatory Exercise Election Notice, each Warrantholder shall have the right to exercise its Warrants on the terms and conditions herein (including Section 5.5); provided, however, that the
                                ------------    --------   -------
Expiration Date with respect to such Warrants shall be deemed to be the date that is fifteen (15) Business Days immediately after the date of the Mandatory Exercise Election Notice.

                                    ARTICLE 6

                          RESERVATION OF WARRANT SHARES

     SECTION 6.1     Reservation.  The Company shall at all times keep reserved,
                     -----------
free from preemptive rights, out of its authorized Common Stock, or other securities of the Company issuable upon the exercise of the Warrants, a number of shares of Common Stock, or such other securities, sufficient to provide for the exercise of' the right of purchase represented by all outstanding and unexpired Warrants.

     SECTION  6.2     Covenant.  The  Company  covenants that any Warrant Shares
                      --------
will, upon issuance, be validly issued and upon payment of the exercise price therefor, fully paid and free from all taxes payable by the Company, liens, charges and security interests (except any liens, charges or security interests created or suffered to be created by any of the Warrantholders), and will not be subject to any restrictions on voting or transfer thereof that are created by the Company, except for such restrictions on transfer under the Securities Act or applicable state securities laws.

                                    ARTICLE 7

                 ADJUSTMENTS AFFECTING THE EXERCISE OF WARRANTS

     SECTION  7.1     Special  Definitions.  For purposes of this Article 7, the
                      --------------------                        ---------
following  definitions  shall  apply:

     (a)     "Additional Shares of Common Stock" shall mean all shares of Common
              ---------------------------------
Stock  issued  (or,  pursuant  to Section 7.2 below, deemed to be issued) by the
                                  -----------
Company after the Original Issue Date (hereinafter defined), other than shares of Common Stock issued or issuable:

          (i) upon conversion of shares of the Company's Class F Preferred Stock outstanding on the Original Issue Date;

          (ii) by reason of a dividend, stock split, split-up or other distribution of shares of the Class F Preferred Stock or Common Stock;

          (iii) as a dividend or distribution on the Company's Class F Preferred Stock or such warrants;

          (iv)     as  a  part  of,  or  in  connection  with,  the  Merger;

          (v) in connection with any other merger, acquisition or other transaction by the Company, in either case approved by the Investors, unless the Company agrees to include such issuance in the definition of Additional Shares of Common Stock in connection with obtaining the approval of the Investors to such acquisition or other transaction;

          (vi) upon the exercise of options excluded from the definition of "Option" in Section 7.1(c) and "Convertible Securities" in Section 7.1(b).
              ---------------                                    --------------

          (vii) by reason of a dividend, stock split, split--up or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (i), (ii), (iii),
(iv),  (v),  and  (vi)  or  this  clause  (vii);

     (b)     "Convertible  Securities" shall mean any evidences of indebtedness,
              -----------------------
shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, other than (i) securities excluded from the definition of "Option" in Section 7.1(c), (ii) outstanding on the Original Issue
                          --------------
Date, (iii) issued as part of, or in connection with, the Merger, or (iv) the Class C Convertible Senior Preferred Stock of the Company (the "Class C
                                                                         -------
Preferred  Stock").
----------------

     (c)     "Option"  shall  mean rights, options or warrants to subscribe for,
              ------
purchase  or otherwise acquire Common Stock or Convertible Securities, excluding
(i) options granted to employees, officers, directors or issued to consultants of the Company or its subsidiaries or rights, warrants or convertible securities which, in each case, are outstanding as of the Original Issue Date, (ii) any warrants outstanding on the Original Issue Date, issued under this Agreement, or issued in connection with the issuance of the Class F Preferred Stock, (iii) options granted to employees, officers, directors or consultants pursuant to stock option plans adopted by the Board of Directors and approved by any Compensation Committee of the Board of Directors, (iv) any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or other Convertible Securities issued as a part of, or in connection with, the Merger, or (v) any warrants issued in connection with the issuance of the Class C Preferred Stock.

     (d)     "Original  Issue  Date"  shall mean the date on which a Warrant was
              ---------------------
first  issued.

     SECTION  7.2     Issue  of  Securities Deemed Issue of Additional Shares of
                      ------------------------------------- --------------------
Common  Stock.  If  the  Company  at  any  time  or  from time to time after the
--------------
Original Issue Date shall issue any Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities and the exercise of such Options therefor, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 7.4 hereof) of such Additional Shares of Common Stock would
             -----------
be less than the applicable Exercise Price in effect immediately prior to such issuance and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

     (a) No further adjustment in the Exercise Price shall be made upon the subsequent issuance of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

     (b) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issuance thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

     (c) No readjustment pursuant to clause (b) above shall have the effect of increasing the Exercise Price to an amount which exceeds the Exercise Price on the original adjustment date; and

     (d) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security which have not been exercised or converted prior to such change in the number of shares of Common Stock been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such option or Convertible Security.

     SECTION  7.3     Adjustment  of  Exercise Price Upon Issuance of Additional
                      ----------------------------------------------------------
Shares  of  Common  Stock.  In the event the Company shall at any time after the
  -----------------------
Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 7.2,
                                                                    -----------
but excluding shares issued as a dividend or distribution as provided in Section
                                                                         -------
7.6  or  upon  a stock split or combination as provided in Section 7.5), without
---                                                        -----------
consideration  or  for a consideration per share (determined pursuant to Section
                                                                         -------
7.4  hereof) less than the applicable Exercise Price in effect immediately prior
---
to such issuance, then and in such event, such Exercise Price shall be reduced, concurrently with such issuance, to an Exercise Price equal to the price determined by dividing (a) the sum of (1) the product derived by multiplying the Exercise Price in effect immediately prior to such issuance by the number of shares of Common Stock outstanding immediately prior to such issuance (together with the number of shares of Common Stock then issuable upon exercise of the outstanding Warrants and the conversion or exercise of any Convertible
Securities or Options (including, for this purpose, any securities of the Company which would be excluded from the definitions of Convertible Securities and Options pursuant to Sections 7.1(b) and (c))), plus (2) the aggregate
                            --------------------------
consideration received by the Corporation (as determined pursuant to Section 7.4
                                                                     -----------
below) upon such issuance, by (b) the number of shares of Common Stock outstanding immediately after such issuance (together with the number of shares of Common Stock then issuable upon exercise of the outstanding Warrants and the conversion or exercise of any Convertible Securities or Options (including, for this purpose, any securities of the Company which would be excluded from the definitions of Convertible Securities and Options pursuant to Sections 7.1(b)
                                                                 ---------------
and  (c))).
--------

     No adjustment of the Exercise Price, however, shall be made in an amount less than $0.01 per share, and any such lesser adjustment shall be carried forward and shall be made a the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $0.01 per share or more. Any adjustments to the Exercise Price shall be rounded to the nearest $0.01 per share.

     SECTION 7.4 Determination of Consideration. For purposes of this Section 7,
                 ------------------------------                        ---------
the  consideration  received  by  the Company for the issuance of any Additional
Shares  of  Common  Stock  shall  be  computed  as  follows:


     (a)     Cash  and  Property.  Such  consideration  shall:
             -------------------

          (i) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

          (ii) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board of Directors; and

          (iii) in the event Additional Shares of Common Stock are issued together with other shares of securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors.

     (b)     Options  and  Convertible  Securities.  The consideration per share
             -------------------------------------
received  by  the  Company  for Additional Shares of Common Stock deemed to have been  issued  pursuant  to  Section  7.2,  relating  to  Options and Convertible
                            ------------
Securities, shall be determined by dividing the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such options for Convertible Securities and the conversion or exchange of such Convertible Securities, by the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or the conversion or exchange of such Convertible Securities.

     SECTION  7.5     Adjustment  for  Stock  Splits  and  Combinations.  If the
                      -------------------------------------------------
Company shall at any time or from time to time after the Original Issue Date for the Warrants effect a subdivision of the outstanding Common Stock, the Exercise Price of each Warrant then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock issuable upon exercise of such Warrant shall be proportionately increased. If the

Company shall at any time or from time to time after the Original Issue Date for the Warrants combine the outstanding shares of Common Stock, the Exercise Price of each Warrant then in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock issuable upon exercise of such Warrant shall be proportionately decreased. Any adjustment under this Section 7.5 shall become effective at the close of business on the
             ------------
date  the  subdivision  or  combination  becomes  effective.

     SECTION 7.6     Adjustment for Certain Dividends and Distributions.  In the
                     ------------------------------------ -------------
event the Company at any time or from time to time after the Original Issue Date for the Warrants shall make or issue a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price for the Warrants then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price for the Warrants then in effect by a fraction:

     (a) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

     (b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided,
                                                                       --------
however,  if  such  record  date  shall have been fixed and such dividend is not
-------
fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price for the Warrants shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price for the Warrants shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

     The number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares issuable upon the exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     SECTION  7.7     Adjustments for Other Dividends and Distributions.  In the
                      -------------------------------------------------
event the Company at any time or from time to time after the Original Issue Date for the Warrants shall make or issue a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Warrants shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Warrants been exercised on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Warrants.

     SECTION 7.8     Adjustment for Reclassification, Exchange, or Substitution.
                     ----------------------------------------------------------
If the Common Stock issuable upon the exercise of the Warrants shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of the Warrants shall have the right thereafter to convert each such share of Common Stock issuable upon the exercise of the Warrants into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock for which such Warrants might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

     SECTION  7.9     Adjustment  for  Merger or Reorganization.  In case of any
                      -----------------------------------------
consolidation or merger of the Company with or into another Company, each Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of such Warrant world have been entitled upon such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Article 7 set forth
                                                             ---------
with respect to the rights and interest thereafter of the holders of the Warrants, to the end that the provisions set forth in this Article 7 (including
                                                            ---------
provisions  with  respect  to  changes  in and other adjustments of the Exercise
Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants.

     SECTION  7.10  Notice  of  Adjustment to Exercise Price and Warrant Shares.
                    -----------------------------------------------------------

          (a) Whenever the Exercise Price is required to be adjusted as provided in this Article 7, simultaneously with the adjustment of the Exercise
                   ---------
Price, the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares issuable upon the exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (b) Whenever the Exercise Price is required to be adjusted as provided in this Article 7, or any other adjustment is required pursuant to this
                 ---------
Article  7,  the Company shall forthwith compute the adjusted Exercise Price and
----------
the corresponding number of Warrant Shares purchaseable upon the exercise of the Warrants or any other adjustment made pursuant to this Article 7 and shall
                                                             ---------
prepare a certificate setting forth such adjusted Exercise Price and the corresponding number of Warrant Shares purchaseable upon the exercise of the Warrants or any other adjustment made pursuant to this Article 7 and showing in
                                                        ---------
reasonable detail the facts upon which such adjustments are based. Whenever the Exercise Price and the corresponding number of Warrant Shares purchaseable upon the exercise of the Warrants are adjusted or any other adjustment is made pursuant to this Article 7, the Company shall promptly mail, or cause to be
                    ----------
mailed, to the Warrantholders a statement setting forth the adjustments and the reasons for such adjustments.

     SECTION  7.11     Form  of  Warrant  Certificate.  Irrespective  of  any
                       ------------------------------
adjustments in the Exercise Price or the kind of Warrant Shares purchasable upon the exercise of the Warrants, Warrant Certificates evidencing such Warrants theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

     SECTION  7.12     No  Impairment.  Without  limiting  the generality of the
                       --------------
foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Warrant Shares to be issued upon the exercise of the Warrants from time to time outstanding will, when issued, be fully paid and non-assessable. In addition, without limiting the generality of Section 6.1,
                                                                    -----------
the Company shall take all such action as shall be necessary so that, after any adjustment to the Exercise Price required hereunder, the total number of shares of Common Stock or other capital stock of the Company then authorized by the Amended Articles and available for the purpose of issuance upon such exercise shall exceed the total number of shares of Common Stock issuable upon the exercise of all of the outstanding Warrants. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article 7 and in the taking of all such action as may be necessary or
      ----------
appropriate in order to protect the rights of the Warrantholders against impairment.

                                    ARTICLE 8

                                     NOTICES

     SECTION  8.1  Notices  to  Warrantholders.
                   ---------------------------

          (a) Notices to holders of Warrants shall be delivered to such holders at the addresses of such holders as they appear in Section 8.2 hereof or
                                                           -----------
in the Warrant Register (in the case of transfers). Any such notice shall be sufficiently given if sent by first-class certified or registered mail, postage prepaid, facsimile or overnight courier.

          (b) In the event (i) of any consolidation or merger or binding exchange of interests to which the Company is a party and for which approval of the Investor or any holders of equity interests of the Company is required, or of the conveyance or sale of all or substantially all of the assets of the Company, or of any change of the Common Stock or other securities issuable upon exercise of the Warrants; or (ii) the Company shall make any distribution in respect of the Common Stock; or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall send to each Warrantholder at least thirty days prior to the applicable date hereinafter specified, a written notice stating (A) the date for the determination of the holders of Common Stock (or other Securities issuable upon the exercise of the Warrants) entitled to receive any such distribution, (B) the initial expiration date Set forth in any offer for exchange of interests, or (C) the date on which any such consolidation, merger, exchange of interests, conveyance, transfer, reclassification, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Stock (or other securities issuable upon the exercise of the Warrants) shall be entitled to exchange such Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, exchange of interests, conveyance, transfer, dissolution, liquidation or winding up.


     SECTION  8.2  Notices  to Company.  Any notice or demand authorized by this
                   -------------------
Agreement to be given to or on the parties shall be delivered in person or by facsimile transmission, by courier guaranteeing overnight delivery or mailed by first-class United States certified or registered mail, postage prepaid, as follows:

a)     if  to  the  Company:

          Telscape  International,  Inc.
          2700  Post  Oak  Boulevard
          Suite  100
          Houston,  Texas  77056
          Attention:  Todd  M.  Binet
          Facsimile:  (713)  968-0930

     with  a  copy  to:

          Gardere  &  Wynne,  L.L.P.
          3000  Thanksgiving  Tower
          1601  Elm  Street
          Dallas,  Texas  75201-4761
          Attention:  W.  Robert  Dyer,  Jr.
          Facsimile:  (214)  999-3574

(b) if to the Investors: at the addresses set forth on their respective signature pages.


SECTION  8.3   Receipt  of Notice.  Any notice hereunder shall be in writing and
               ------------------
shall be deemed effectively given and received upon delivery in person, or two business days after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or five business days after deposit via certified or registered mail, return receipt requested.

                                    ARTICLE 9

                                  MISCELLANEOUS

     SECTION  9.1     WAIVER  OF  JURY  TRIAL.  THE  COMPANY  AND  EACH  OF  THE
                      -----------------------
INVESTORS DOES HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE SUCH RIGHT ANY PARTY MAY HAVE TO A JURY TRIAL IN EVERY JURISDICTION IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES, SUCCESSORS OR ASSIGNS AGAINST ANY OTHER PARTY HERETO OR THEIR RESPECTIVE AFFILIATES, SUCCESSORS OR ASSIGNS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY ANY PARTY IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR OTHERWISE VOID OR VOIDABLE).

     SECTION  9.2      Payment  of Taxes.  The Company covenants and agrees that
                       -----------------
it will pay when due and payable all documentary, stamp and other taxes attributable to the issuance or delivery of the Warrant Certificates or of the Warrant Shares purchasable upon the exercise of Warrants; provided, however, the
                                                          --------
Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involving the issue of any Warrant Certificate(s) or any certificates) for Warrant Shares in a name other than that of the Warrantholder of such exercised Warrant Certificate (s)

SECTION  9.3     Amendment.
                 ---------

     (a) The Company may modify this Agreement and the terms of the Warrants only with the consent of the Warrantholders representing at least sixty-six and two-thirds percent (66 2/3%) of the Warrant Shares for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; provided, however, that no such modification that (i)
                        --------   -------
materially and adversely affects the exercise rights of the holders of the Warrants or (ii) reduces the percentage required for modification, may be made without the consent of the holder of all outstanding warrants.

     (b) Any such modification or amendment will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all Subsequent holders of such Warrant Certificate.

     SECTION  9.4  Termination.  This  Agreement  shall terminate on or upon (a)
                   -----------
the repurchase by the Company of all Warrants, (b) the fifteenth day following the date on which all of the Warrant Shares have been issued upon the exercise of all Warrants issued pursuant hereto, or (c) the Expiration Date.

     SECTION  9.5  Reports  to  Warrantholders.  The  Company  will  cause to be
                   ---------------------------
delivered, by first-class mail, postage prepaid, facsimile or overnight courier, to each Warrantholder at such Warrantholder's address appearing on the Warrant Register, a copy of any reports delivered by the Company to any of the holders of Class F Preferred Stock as provided in the Securities Purchase Agreement or to holders of the Common Stock.

     SECTION  9.6  GOVERNING  LAW.  THE  LAWS OF THE STATE OF TEXAS SHALL GOVERN
                   --------------
THIS AGREEMENT AND THE WARRANT CERTIFICATES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     SECTION  9.7  Benefits  of this Agreement.  Nothing in this Agreement shall
                   ----------------------------
be construed to give to any Person other than the Company, the Warrantholders and the holders of Warrant Shares any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholders and the holders of Warrant Shares.

     SECTION 9.8  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of any original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

     SECTION  9.9  Severability  of Provisions.  Any provision of this Agreement
                   ---------------------------
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 9.10  Headings.  The headings of the sections of this Agreement are
                   --------
inserted for convenience only and shall not constitute a part of this Agreement.

     SECTION  9.11  Access  to  Company  Records.  So  long  as  Warrants remain
                    ----------------------------
outstanding, the Investors shall be entitled to review the financial and corporate books and records of the Company and to meet with the executive officers and independent accountants of the Company for purposes reasonably related to the Investor's ownership of the Warrants, which review and/or meetings shall take place at reasonable times during the normal business hours of the Company and in such a manner as to not unduly interfere with the conduct of the Company's business.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the date first above written.


                                     TELSCAPE  INTERNATIONAL,  INC.


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________

                                     INVESTORS:


                                     __________________________________
                                     S.  Marcus  Finkle

                                     Address:   117  AABC
                                                Aspen,  CO  81611

                                     Facsimile: (970)  920-1477

                                     __________________________________
                                     Richard  Jelinek

                                     Address:    312  Ridge  Road
                                                 Aspen,  CO  81611

                                     Facsimile:  (970)  920-9171

                                     _________________________________
                                     Charles  Schaller

                                     Address:    8  Bonny  Shore  Road
                                                 Spring  Island,  SC  29910

                                     Facsimile:  (843)  978-4575
                                     Phone:      (843)  987-6876

                                     ________________________________
                                     William  Loflin

                                     Address:  103  Spring  Island  Drive
                                               Spring  Island,  SC  29910


                                     Facsimile: (843)  987-2025

                                     _________________________________
                                     Uzi  Zucker


                                     Address:   c/o  Bear  Stearns
                                     245  Park  Avenue,  17th  Floor
                                     New  York, NY  10167

                                     Facsimile: (212)  272-9318
                                     Phone:     (212)  272-3745
                                     E-mail:     uzucker@bear.com

                                     _________________________________
                                     Dwight  Lowell

                                     Address:    c/o Spring  Island Company
                                                 P.O. Box  4083
                                                 4  Duck Pen  Court
                                                 Spring Island, SC 29910

                                     Facsimile:  (843)  987-0316
                                     Phone:      (843)  987-3555
                                     E-mail:      dlowell@islc.net

                                     _________________________________
                                     Jim  Chaffin

                                     Address:  c/o  Spring  Island  Company
                                               42  Mobley  Oaks  Lane
                                               Spring  Island,  SC  29910

                                     Facsimile:     (843)  987-2025

                                     _________________________________
                                     Robert  S.  Price

                                     Address:   1609  Hunting  Avenue
                                                McLean,  VA  22102

                                     Facsimile:     (703)  288-3648
                                     Phone:     (703)  893-3092

                                     Emicar,  LLC

                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________

                                     Address:  2 American  Lane,  Box  2571
                                               Greenwich,  CT  06836-2571
                                     Attn:     Michele  McGovern

                                     Facsimile: (203)  861-3213
                                     Phone:     (203)  861-8401
                                     E-mail:     mmcgovern@paloma.com

                                     _________________________________
                                     Selig  Zises

                                     Address:  477  Madison,  14th  Floor
                                               New  York,  NY  10022

                                     Facsimile: (212)  872-9672
                                     Phone:     (212)  872-9640
                                     E-mail:    jnielsen@avmcorp.com

                                     Sound  Capital  Partners,  LLC

                                     By:_____________________________
                                     Name:___________________________
                                     Title:__________________________

                                     Address:  Motola,  Klar,  Dinowitz
                                               185 Madison Avenue, 12th Floor
                                               New  York,  NY  10016

                                     Facsimile: (212)  683-5555
                                     Phone:     (212)  699-8400

                                   SCHEDULE 1


                         Investor          Number of Warrants
                         --------          ------------------

                    S. Marcus Finkle                   60,976

                    Richard Jelinek                    30,488

                    Charles Schaller                    6,097

                    William Loflin                      6,097

                    Uzi Zucker                         30,488

                    Dwight Lowell                       6,097

                    Jim Chaffin                        12,195

                    Robert Price                        3,659

                    Selig Zises                         9,146

                    Emicar, LLC                        30,488

                    Sound Capital Partners, LLC        12,195
                                                       -------

                    Total                              207,926
                                                       =======

                                    EXHIBIT A
                                    ---------

                          TELSCAPE INTERNATIONAL, INC.


                          Common Stock Purchase Warrant
                                  Number _____

                Warrant Certificate Evidencing Right to Purchase

                         I      ] Shares of Common Stock



     This is to certify that [Investor], [a _________________], or assigns, is entitled to purchase at any time or from time to time up to the above-referenced number of shares of Common Stock ("Common Stock"), of Telscape International,
                                      ------------
Inc.,  a  Texas  corporation  (the  "Company"),  for  the Exercise Price for the
                                     -------
Warrants specified in the Amended and Restated Warrant Agreement, dated as of _______ __, 2000, between the Company and [Investor] (the "Warrant Agreement"),
                                                            -----------------
pursuant to which this Warrant Certificate is issued. All rights of the holder of this Warrant Certificate are subject to the terms and provisions of the Warrant Agreement, copies of which are available for inspection the Company's office located at 2700 Post Oak Boulevard, Suite 100, Houston, Texas (the "Office"). The Expiration Date (as defined in the Warrant Agreement) of the
 ------
right to purchase Common Stock pursuant to this Certificate is ____________, 2005.

     NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY
                                                            ---
APPLICABLE STATE LAW. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE LAW, OR (2) THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.

     Subject to the provisions of the Act, applicable state laws and such Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable, in whole or in part, at the Office by the holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant Certificate, together with the assignment hereof duly endorsed. Until transfer of this Warrant Certificate on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on this ___ day of __________, 2000 in Houston, Texas by its proper corporate officers thereunto duly authorized.


                                   TELSCAPE  INTERNATIONAL,  INC.
                                   a  Texas  corporation



                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________



Attest:_____________________________
Name:_______________________________
Title:______________________________

                                    EXHIBIT B
                                    ---------

                              Election to Purchase
                   (To be executed by the registered holder if
            such holder desires to exercise any Warrant Certificate)

     The undersigned, the registered holder of the attached Warrant Certificate, hereby irrevocably elects to exercise Warrants represented by such Warrant Certificate and acquire an aggregate of _____ shares of Common Stock of Telscape International, Inc., a Texas corporation, and herewith tenders payment for such Common Stock in the amount of $_______ (by certified check or official bank check) in accordance with the terms hereof. The undersigned requests that the aforementioned Common Stock be registered in the name of whose address is
______________________________.


Dated:________________________


Name of registered holder of Warrant Certificate:

_________________________________________________________________
                                 (please print)

Address  of  registered
holder:______________________________________________________

Signature:________________________________________

(Note:     the  signature  to the foregoing Election must correspond to the name as written upon the face of the Warrant Certificate in every particular, without alteration or any change whatsoever.)

                                    EXHIBIT C
                                    ---------

                              Election to Purchase
             (To be executed by the registered holder if such holder
          desires to effect cashless exercise any Warrant Certificate)

     The undersigned, the registered holder of the attached Warrant Certificate, hereby irrevocably elects to exchange Warrants represented by such Warrant Certificate and acquire an aggregate of _________ shares of Common Stock of Telscape International, Inc., a Texas corporation on ___[DATE]____. The undersigned requests that the aforementioned Common Stock be registered in the name of whose address is
____________________________________________________________________.

Dated:_______________________________

Name of registered holder of Warrant Certificate:

________________________________________________________________________
                                 (please print)

Address  of  registered
holder:_________________________________________
Signature:______________________________________

(Note:     the  signature  to the foregoing Election must correspond to the name as written upon the face of the Warrant Certificate in every particular, without alteration or any change whatsoever)